THE MP 63 FUND, INC.


                                 JULY 1, 2004


The MP63 Fund, Inc. (the "Fund"), seeks long-term capital appreciation. The Fund accumulates shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the "Advisor") for long-term capital appreciation (see Investment Objective and Policies).


This Prospectus, dated July 1, 2004, presents the information about the Fund that you should have before investing. Please read it carefully before investing and retain it for future reference.




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

Risk/return Summary
Investment Objective and Policies
Risk Consideration
Management
How to Purchase Shares
How to Redeem Shares
Shareholder Services
Dividends and Distributions
Valuation of Shares
Tax Status
Financial Highlights
Privacy Statement




                              RISK/RETURN SUMMARY
                       INVESTMENT RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
The MP 63 Fund, Inc., seeks long-term capital appreciation. The Fund accumulates shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the "Advisor") for long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in common stock of companies that make up the Moneypaper 63 Stock Index, typically large-capitalization stocks, with an emphasis on quality and diversity. The Moneypaper 63 Stock Index is diversified across industries and is composed of companies that offer direct investment plans ("DRIPs"), regardless of the relative size of the companies. Generally, each company is allocated an equal amount of the total to be invested, in the manner consistent with dollar-cost averaging. To facilitate this investment strategy, the Fund offers an Automatic Investment Plan (page 12) and encourages shareholders to hold shares in the Fund for the long term, or at least five years (see Redemption Fees on page 11).

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or long periods of time. The Fund is also subject to investment risk, which is the chance that returns from large-capitalization dividend-paying stocks will trail returns from other stock categories, the overall stock market, or other investments. During the past five- and ten-year periods, large-cap stocks have at times outperformed the market in general, and similar periods of under- performance are possible.


RISK/RETURN


The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart show changes in the Fund's returns from year to year or since inception. The performance table shows how the Fund's average annual total returns over time compare to a broad-based securities market index. Of course, the Fund's performance in the past (before and after taxes) is not necessarily an indication of how each Fund will perform in the future.


GRAPHIC OMITTED


2000                           5.77%
2001                           -1.09%
2002                           -14.97%
2003                           27.28%




During the periods covered in the bar chart, the highest return for a quarter was 13.94% (quarter ended 6/30/03 and the lowest return for a quarter was -15.11% (quarter ended 9/30/02). The Fund's year-to-date return as of March 31, 2004 was 1.47%.




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003


                                    ONE YEAR           LIFE OF THE FUND1
MP63 FUND Return before taxes       27.28%             2.47%
Return after taxes on distributions226.98%             2.21%
Return after taxes on distributions
and sale of fund shares2            17.73%             1.95%
S&P 500 Index3 (results do not
include deductions for fees,
expenses, or taxes)                 28.67%             -3.72%

1 The Fund commenced operations on March 1, 1999.

2 The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ form those shown. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.



TRANSACTION AND OPERATING EXPENSE TABLE
As an investor, you pay certain fees and expenses if you buy and hold shares of the Funds. These fees and expenses are described in the Fee Table below and are illustrated in the example that follows:


SHAREHOLDER TRANSACTION FEES
 (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the
offering price)1                                                        None
Maximum Deferred Sales Charge (Load)                                    None
Maximum Redemption Fee (as a percentage of amount redeemed)2            2.00%
Exchange Fees                                                           None



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets, expressed as a percentage of net assets)
Management Fees                                                         0.35%
Distribution (and/or Service) (12b-1) Fees                              None
Other Expenses3                                                         0.90%
Total Fund Operating Expenses4                                          1.25%


1 Financial institutions selling Fund shares may charge investors a fee for their services.

2 Shares held less than three years are subject to a 2% Redemption Fee. Shares held less than five years but more than three years will be charged a 1% Redemption Fee. The Redemption Fee does not apply to IRAs and other tax-deferred accounts. For an explanation of Redemption Fees see page 13.

3 The Fund pays certain operating expenses directly, including custodial, auditing, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering its shares for sale under federal and state securities laws. These expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

4 The Advisor has voluntarily agreed to limit total Fund operating expenses to 1.25% for the period July 1, 2004 through June 30, 2005. Any fee withheld or reduced and/or any Fund expense absorbed by the Advisor shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption so long as the Fund's total operating expenses for the year (including repayment) do not exceed 1.25%. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Advisor, even if such practice may require the Advisor to waive, reduce or absorb current Fund expenses.


EXAMPLE:
This example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table.


This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods; that your investment has a 5% return each year; and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR              3 YEARS             5 YEARS              10 YEARS
$327                $497                $686                 $1,511

You would pay the following expenses if you did not redeem your shares:


1 YEAR              3 YEARS             5 YEARS              10 YEARS
$127                $397                $686                 $1,511




The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the Transaction and Operating Expense Table. NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS.



                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
The Fund seeks to provide investors with long-term capital appreciation through the accumulation of shares of common stock. The Advisor will make no effort to time the market, and its investment decisions will not be influenced by movement in the stock market in general, and will not respond to the day-to-day ups and downs of the business activities of the companies it holds. Unlike many other equity mutual funds, the Fund does not view a drop in the value of the shares held by the Fund as a negative occurrence. Because the Fund expects to accumulate shares in the same companies over a period of years, drops in the market prices of any of its holdings give the Fund the ability to buy shares at favorable prices.

Investors are encouraged to add to their Fund positions regularly as a means of accumulating assets slowly over the long term. Investors redeeming their shares in fewer than five years will be subject to a redemption fee. See "How to Redeem Shares", below. It is anticipated that over any 10-year period the Fund will have accumulated more shares at lower prices than it accumulated at higher prices; thus the long-term investor in the Fund has increased the likelihood of achieving the investment objective and has reduced the risk of negative results.

The Fund is not intended to be a complete investment program. There is no assurance that the Fund will achieve its investment objective, which may not be changed without shareholder approval. However, specific investment policies employed by the Advisor to achieve the Fund's objective may be changed or eliminated by the Fund's Board of Directors without shareholder approval. The Fund has also adopted investment restrictions, most of which may not be changed without shareholder approval. See "Investment Objective, Policies and Restrictions" in the SAI.


INVESTMENT POLICIES
The Fund will invest at least 80% of its total assets in the common stocks of the 63 companies that make-up the Moneypaper 63 Stock Index. The Fund's portfolio companies will also satisfy certain other investment characteristics, including growth in earnings, history of paying dividends, debt ratios, and prospects for future growth.

The Advisor's disciplined investment approach differs from certain more "actively managed" equity funds because the Advisor is not buying or selling shares of portfolio companies based on swings in economic or market conditions. The Fund, however, should not be confused with, and is not intended to be, an index fund. The Fund will follow closely the stock selections in the Moneypaper's MP 63 Stock Index. See "MP 63 Stock Index", below, for a description of such Index; however, the Advisor reserves the right to make independent investment management decisions regarding the composition of the Fund's portfolio. For example, a portfolio company may cease to be listed on the MP 63 Stock Index but continue to be held by the Fund if the Advisor believes that the company meets its criteria for investment or if it would be disadvantageous to the Fund and its shareholders to sell such stock at such time. This determination may also affect the weightings of the stocks or the industries in which the Fund invests as compared with similar weightings in the Index during such time.

The Fund expects to receive cash on an ongoing basis and will be making regular investments in the companies it already holds. Initial investments were made by the Fund in proportion to the then-current holdings of the MP 63 Stock Index. On a regular basis, cash is invested, to the extent possible, evenly among the 63 companies that make up the MP 63 Stock Index. This process results in a strategy similar to that of dollar-cost averaging. By utilizing this strategy when investing additional funds for its shareholders and by minimizing portfolio turnover, the Advisor believes that the Fund will maximize accumulation, thereby compounding its value. Dividends will be reinvested in the companies that paid them.

The Advisor believes that the strategy to invest equal dollar amounts in each company will enable the Fund to achieve its investment objective. Each company is allocated an equal amount of the total to be invested (except for those amounts received as dividends, which will be reinvested in the companies that pay them out). The Advisor rounds up the number, or rounds down the number of shares to purchase whole shares on a cost-efficient basis. The difference between the allocation and the amount actually purchased is carried over to the next investment, but remains allocated to that company in particular.


                               MP 63 STOCK INDEX

The MP 63 Stock Index was created by the editors of The Moneypaper (a monthly investment newsletter) at the start of 1994 in order to track a representative sampling of companies that offer direct investment plans ("DRIPs"). With an emphasis on quality and diversity, the Index contains companies that can easily serve as "core" holdings in any portfolio, and typify the long-term aims of the small investor who uses DRIPs to build wealth. The result is a mixture of industrial companies, utilities, and transportation firms, and runs the gamut from pharmaceuticals to retailers. Included are blue-chip companies, banks, food companies, and other companies that should do well over the long term.

The MP 63 Index was equally weighted at inception (9/1/94) among companies, regardless of their size, and basically follows the fate of $100 investments in each company, with dividends reinvested, individually and in the aggregate. Each company has its own "index," regardless of price level or stock-split history, and the overall index is the aggregate performance of all stocks. When an individual company has a reading of 200, it has doubled the value of its initial investment, which was made at the start of 1994, turning $100 into $200. When the MP 63 passed the 200 level, as it did on June 6, 1997, it meant that an initial investment of $6,300 ($100 in each company) had achieved a value of more than $12,600.

The MP 63 Index is designed to demonstrate to and encourage individual investors to achieve long-term wealth by investing in a diverse group of companies, which decreases risk, and to focus on high-quality, investor-friendly firms that offer DRIPs. In most cases, the companies included require ownership of just one share to enroll in their direct investment plan. In addition, these companies either do not charge any fees or, in some cases, charge minimal fees for participating in such plans. Although the Fund may not exactly mirror the holdings of the MP 63 Stock Index, its investing philosophy, as described above, is inspired by it.

Companies are replaced in the MP 63 Fund in conjunction with changes made to the underlying MP 63 Index. Replacements are generally made only when, in the Advisor's judgment, a company adopts a high-fee DRIP or when a component is merged into or acquired by another company that is a non-DRIP company. However, if the acquirer is judged by the Advisor to be a suitable replacement, it may take the place of the company being acquired and the shares are converted without capital gains realization.

                              RISK CONSIDERATIONS

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or long periods of time. The Fund is also subject to investment-style risk, which is the chance that returns from large-capitalization dividend-paying stocks will trail returns from other stock categories, the overall stock market, or other investments.


PORTFOLIO TURNOVER
Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and investment in other securities. As a result of the Fund's investment policies, the Advisor believes that its portfolio turnover rate will generally be lower than that of most other equity mutual funds. The Fund's portfolio turnover rate was 9.16% for the fiscal year ended February 29, 2004. A low portfolio turnover rate reduces the number of transactions that may also result in the realization of taxable capital gains, some or all of which may be short-term capital gains not eligible for favored tax treatment.


DIVERSIFICATION
The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of its total assets are not subject to this restriction. To the extent that the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


                                  MANAGEMENT

BOARD OF DIRECTORS
The Fund's Board of Directors has the primary responsibility for overseeing the overall management of the Fund and electing its officers. The Fund's Board of Directors is composed of the following four persons: Ted S. Gladstone, President, Gladstone Development Corporation; Gloria L. Schaffer, retired since 1996, prior thereto, from 1991 to 1995, Commissioner of Consumer Protection for the State of Connecticut; Harold G. Weinreb, Consultant since 1987; prior thereto from 1966 to 1987, employed by W.R. Grace & Co.; and Vita Nelson, Chief Executive Officer of The Moneypaper, Inc.

INVESTMENT ADVISOR
The Moneypaper Advisor, Inc. (the "Advisor"), 555 Theodore Fremd Avenue, Suite B103, Rye, NY 10580, has been retained under an Investment Advisory Agreement with the Fund to act as the Fund's investment advisor subject to the authority of the Board of Directors. Vita Nelson and David Fish are responsible for the overall management of the Fund's portfolio.


Ms. Nelson is President of the Advisor and co-manager of the Fund. Ms. Nelson's first job in the financial industry was as a bond trader at Granger & Co. in New York, where she made a market in municipal bonds. In addition to her advisory responsibilities, she is the Chief Executive Officer of The
Moneypaper, Inc., and the Editor and Publisher of three well-respected financial publications. Ms. Nelson has, among her achievements, popularized the use of direct investment plans (DRIPs). These plans accept investments from individuals directly (thereby permitting the investor to bypass brokers). Ms. Nelson graduated from Boston University with a degree in Comparative Literature.



Mr. Fish is co-manager of the Fund and the Executive Editor of The Moneypaper, Inc. and The Moneypaper's Guide to Direct Investment Plans. He is responsible for the daily management of the MP 63 Stock Index and his responsibilities at The Moneypaper, Inc., include research, editing, and revising The Moneypaper's Guide to Direct Investment Plans. Prior to joining The Moneypaper, Inc. in 1996, Mr. Fish had been a Senior Accountant with Thom McAn Shoe Company since 1974. Mr. Fish graduated magna cum laude with a B.S. degree in Business Administration from Worcester State College, Worcester, MA (1974).


The Advisor furnishes the Fund with investment advice and supervises the Fund's management and investment programs. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly management fee, equal on an annual basis, to .35% of its average daily net assets.

CODE OF ETHICS
The Fund and the Advisor have adopted a Code of Ethics that restricts personal investing practices by employees of the Advisor and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain clearance before executing personal trades. With respect to Ms. Nelson and Mr. Fish, the Code of Ethics prohibits the acquisition of securities in an initial public offering, as well as of profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Portfolio transactions for the Fund will generally be executed with broker-dealers on an agency basis. The Advisor will be responsible for placing all orders for purchases and sales of the Fund's securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished to the Fund, as well as to the Advisor and its affiliates. Subject to seeking the most favorable price and execution available, the Advisor may consider sales of the Fund's shares (and of those of future series of the Fund) as a factor in the selection of broker-dealers. In addition, any portfolio transactions for the Fund that are executed on an agency basis may be effected through an affiliate of the Advisor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the SAI.


FUND ADMINISTRATOR
The Fund's Administrator is Mutual Shareholder Services, LLC (the "Administrator"), which has its principal office at 8869 Brecksville Rd., Suite C, Brecksville, Ohio 44141-1921, and is primarily in the business of providing administrative, fund accounting, and stock transfer services to retail and institutional mutual funds. Pursuant to a Transfer Agent and Administration Agreement and a separate Accounting Service Agreement (collectively, the "Administrator Agreements"), the Administrator provides all administrative, and fund accounting services necessary for the Fund, subject to the supervision of the Board of Directors.


For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee, which is based on its average net assets and the number of current shareholders.

The Fund also reimburses the Administrator for printing, postage, and telephone costs.

TERMINATION
The Investment Advisory Agreement is terminable by the Board of Directors of the Fund or the Advisor on sixty (60) days' written notice. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Advisory Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors, for one-year periods thereafter. Generally speaking, absent willful misfeasance, bad faith, gross negligence on the part of the Advisor, or reckless disregard of its obligations under, the Investment Advisory Agreement, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

DISTRIBUTOR
Quasar Distributors, LLC (the "Distributor"), is the distributor of the Fund's shares. The Advisor and/or the Administrator may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, either or both entities may make payments out of their own assets to sales representatives and broker-dealers in connection with sales of Fund shares.


                            HOW TO PURCHASE SHARES

GENERAL PURCHASE INFORMATION

The minimum initial investment in the Fund is $1,000. The Fund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. The Fund's shares may be purchased at their net asset value from the Distributor, from other broker-dealers that are members of the NASD, and from certain financial institutions that have entered into selling agreements with the Distributor.


When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined. See "Valuation of Shares" for more information regarding the calculation of net asset value. If an order is placed with a broker-dealer or other financial institution, the broker-dealer or other financial institution is responsible for promptly transmitting the order to the Fund's transfer agent.Transfer Agent


Shares of the Fund may be purchased by opening an account either by mail, by phone or, to the extent available and permitted by applicable law, by use of the Internet. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form by the Fund or the transfer agent. Investors may make systematic investments of fixed amounts automatically on a monthly or quarterly basis through the Fund's Automatic Investment Plan. Additional information is available by contacting the Fund's transfer agent at 1-877-MP63FUN (676-3386)

PURCHASES BY TELEPHONE
To open an account by telephone, you must first call 1-877-MP63FUN (676-3386) to obtain an account number and instructions. Information concerning the account will be taken over the phone. Subject to acceptance by the transfer agent, shares of the Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to U.S. Bank, N.A. from your bank, which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for the purpose of wiring your investment:

U.S. Bank, N.A.
Cincinnati, OH
ABA# 042000013
For credit to the MP63 Fund
Account # 130100788905
Shareholder Acct. No._________________________________
(Insert Account Number)
Shareholder Acct. Name_______________________________
(Insert Shareholder Name)

You must mail a signed application to the Fund's transfer agent at the address listed below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian, and the transfer agent are open for business. A wire purchase will not be considered completed until the wired money is received by the Fund's custodian bank. Any delays in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or of the transfer agent. At present, there is no fee for the receipt of wired funds, but the Fund reserves the right to charge shareholders for this service.

PURCHASES BY MAIL
Subject to acceptance by the Fund's transfer agent , an account may be opened by completing and signing an account application and mailing it, together with a check (subject to the Fund's minimum investment of $1,000) payable to:

The MP 63 Fund
C/O: Mutual Shareholder Services, LLC
8869 Brecksville Rd., Suite C
Brecksville, Ohio 44141-1921

Payment received by mail for the purchase of shares will be credited to a shareholder's account at the net asset value per share next determined after receipt. In the event that there are insufficient funds to cover a check, the shareholder or prospective investor will be assessed a $15.00 charge.

ADDITIONAL INVESTMENTS
Additional investments may be made at any time (subject to the minimum subsequent investment of $100; $50 for monthly purchases made using the Fund's Automatic Investment Plan1) by purchasing shares of the Fund at net asset value. This may be done by mailing a check to the Fund at the address noted under "Purchases by Mail" or by wiring monies to the custodian bank, as outlined above, from a bank or financial institution with which the shareholder has an account and which is a member of the Federal Reserve System, with instructions to transmit federal funds by wire to the Fund.

1 See page 12 for information about how to join the Automatic Investment Plan.

OTHER PURCHASE INFORMATION
Investors should be aware that the Fund's account application contains provisions that exclude the transfer agent, the Distributor, and certain of the Distributor's affiliates from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

The Fund must receive an order and payment by the close of business for the purchase to be effective. If funds are received after the close of business (4:00 p.m., Eastern Time ), the purchase will become effective on the next business day.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Investors opening an account will be asked their name, address, date of birth, and other information that will allow the Fund to identify them. The Fund also may request other identifying documents or information. The Fund may not be able to open an account or complete a transaction until it is able to verify an investor's identity.


All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

                             HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION
You may redeem all or a portion of your shares on any day that the Fund values its shares (please refer to "Valuation of Shares" below for more information). Your shares will be redeemed at the net asset value next determined after receipt of your instructions in good form as explained below. The Fund's net asset value will fluctuate on a daily basis. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

If authorized in the account application, you may contact the transfer agent by telephone with an oral request or send a written request. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number, and either a Social Security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.


SIGNATURE GUARANTEES
To protect shareholder accounts, the Fund, and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account when: (1) the proceeds are to be sent to someone other than to the registered shareholder(s) at the registered address, and/or (2) shares are requested to be transferred to another individual or entity other than the shareholder. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations, and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-877-MP63FUN (676-3386) for further details.



BY MAIL
The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund, and the Transfer Agent are open for business. Requests should be addressed to: MP 63 Fund, Inc., C/O: Mutual Shareholder Services, LLC, 8869 Brecksville Rd., Suite C, Brecksville, Ohio 44141-1921. Requests in "good order" must include the following documentation:


1. a letter or standard form of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

2. any required signature guarantees (see Signature Guarantees, above); and

3. other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans, and other organizations.


BY TELEPHONE
Provided the Telephone Redemption Option has been authorized in the application, a redemption of shares may be requested by calling the Fund's transfer agent at 1-877-MP63FUN (676-3386) and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine.

The transfer agent's records of such telephone instructions are binding and each shareholder, and not the Fund or its transfer agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification information prior to acting upon instructions received by telephone.

PAYMENT OF REDEMPTION PROCEEDS
After your shares have been redeemed, proceeds will be paid within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were recently purchased by a check drawn on a bank that is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).

REDEMPTION FEE
The Fund is designed for long-term investors. It is not designed for short-term traders whose frequent purchases and redemptions can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs as measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Moreover, short-term sales have tax consequences that would be borne by the remaining shareholders. For these reasons, the Fund assesses a 2% fee on the redemption of shares held for less than three years. This fee is reduced to 1% for shares held for more than three years but less than five years, and no fee is charged for shares held for more than five years. The early redemption expenses will be paid to the Fund to help offset Fund expenses.

The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, profit-sharing plans, and money purchase pension plans). This fee also does not apply to shares held in IRA accounts.

To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than five years, a redemption fee will be assessed. In determining the "five year" or "three year" provision, the Fund will use the anniversary date of a transaction. Thus, for example, shares purchased on January 1, 1999, would have been subject to a 2% fee if they were redeemed on or prior to December 31, 2001. Such shares redeemed on or after January 1, 2004, will not be subject to any redemption fee. In the event of a partial redemption, shares will be redeemed on a first-in/first- out basis, that is, the earliest purchased shares will be deemed to be redeemed first.

INVOLUNTARY REDEMPTION
The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $500 as the result of a redemption request. You will be notified in writing prior to any such redemption and will be allowed 30 days in which to make additional investments before the redemption is processed.

                             SHAREHOLDER SERVICES

The Fund offers several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you.

AUTOMATIC INVESTMENT PROGRAM
You can automatically transfer $50 or more per month or $100 or more per quarter from your bank, savings and loan, or other financial institution to purchase additional shares. Contact the transfer agent by calling 1-877-MP63FUN (676-3386) to obtain authorization forms or for additional information.

TELEPHONE TRANSACTION PRIVILEGES
Shareholders purchasing shares directly from the Fund will hold their shares with the Fund's transfer agent. You may authorize telephone redemption transaction privileges by selecting that option on the application form. It may be difficult to reach the Fund by telephone during periods when market or economic conditions foster an unusually large volume of telephone requests. Although the Advisor believes that this would not be an advantageous time at which to redeem your shares, you may still elect to do so. If you cannot reach the Fund by telephone, you should issue written instructions to the transfer agent at Mutual Shareholder Services, LLC, 8869 Brecksville Rd., Suite C, Brecksville, Ohio 44141-1921. The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

TAX-QUALIFIED RETIREMENT PLANS
The Fund is available for your tax-deferred retirement plan.

* Individual Retirement Accounts ("IRAs"): simple IRAs, Roth IRAs, Education IRAs, or any other form of IRA permitted by law;

* 403(b) plans for employees of public school systems and non-profit organizations;

* 401(k) plans;

* Profit-sharing plans and pension plans for corporations and employees.

You can also transfer your tax-deferred plan from another fund or custodian. The shareholder bears the responsibility for any tax obligations incurred, such as with respect to the conversion of a tax-deductible IRA to a Roth IRA. An IRA disclosure document including a Request to Transfer form can be obtained by calling the Fund at 1-877-676-3386.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION
The transfer agent, on behalf of the Fund, will send you confirmations of all of your purchases or redemptions of Fund shares. If there is no activity in your Fund account, you will receive account statements on a quarterly basis. In addition, you will receive various IRS forms after the first of each year detailing important tax information, and the Fund is required to supply annual and semi annual reports that list securities held by the Fund and include its then-current financial statements.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.

Although the Fund's Advisor believes that accumulating shares through the reinvestment of all dividends and capital gains distributions contributes to the success of this investment strategy and suggests that shareholders reinvest all distributions in additional Fund shares, by law the Fund must allow you to choose from among the following three options:

* Reinvest all distributions in additional shares;

* Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

* Receive all distributions in cash.

You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares. You will receive a statement confirming the reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period (generally three months), the transfer agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund. If the transfer agent does not receive your election, the distribution will be reinvested in the Fund at the then Net Asset Value. Similarly, if correspondence sent by the Fund or the transfer agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund. Be sure to send the transfer agent notification of any change of address.

                              VALUATION OF SHARES


Shares of the Fund are sold at net asset value ("NAV"). The Fund's NAV per share is determined by adding the value of all the Fund's securities, cash, and other assets, including accrued interest and dividends, less all liabilities, including accrued expenses, and then dividing by the total number of shares outstanding. The Fund's NAV changes every day. The NAV is determined each business day following the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time ("ET")) Monday through Friday, exclusive of Dr. Martin Luther King Jr. Day , Presidents Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas Day and New Year's Day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, the Fund's NAV will be calculated as of the time the NYSE closes.



The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by the Board of Trustees.


                                  TAX STATUS


Distributions of income by the Fund are generally taxable to shareholders as ordinary income. Certain Fund distributions may be considered as short- or long-term capital gain. Capital gains may be taxable at different rates depending on the length of time that the Fund holds its assets. Interest income from direct investment by non-corporate taxpayers in U.S. Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income. The transfer agent will send a notice to each shareholder (Form 1099 or 1099 substitute) advising the shareholder of any taxable income or capital gains distributed by the Fund for each taxable year.


A sale of Fund shares is a taxable event that may result in a capital gain or loss. To the extent that redemption requests result in sales of shares of the Fund's portfolio securities, remaining shareholders may be subject to capital gains or losses. However, the Fund's early redemption fee policy, the fees from which are used to defray Fund expenses, is designed to encourage longer-term investment in the Fund and to discourage redemptions. The early redemption fee is designed to discourage such sales and compensate existing shareholders.


For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the SAI. Before investing in this Fund, you should consult your tax advisor regarding the consequences of your local and state tax laws.



                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since commencement of the Fund's operations on March 1, 1999. Certain information reflects financial results for a single Fund share.
 The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Mendlowitz Weitsen, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


FINANCIAL HIGHLIGHTS
Selected data for a share outstanding                                For the      For the      For the      For the   For the
throughout the period:
                                                                  Year Ended   Year Ended   Year Ended   Year Ended    Period
                                                                February 29, February 28, February 28, February 28,2/29/2000*
                                                                        2004         2003         2002         2001
Net Asset Value -
     Beginning of Period                                          $     8.09    $   10.24   $     9.90   $     8.81 $   10.00
Net Investment Income                                                   0.07         0.07         0.06         0.07      0.08
Net Gains or Losses on Securities
     (realized and unrealized)                                          2.92       (2.15)         0.34         1.10    (1.21)
Total from Investment Operations                                        2.99       (2.08)         0.40         1.17    (1.13)

Distributions (From Net Investment Income)                            (0.07)       (0.07)       (0.06)       (0.08)    (0.04)
Distributions (From Capital Gains)                                      0.00         0.00         0.00         0.00    (0.02)
    Total Distributions                                               (0.07)       (0.07)       (0.06)       (0.08)    (0.06)

Net Asset Value -
     End of Period                                                 $   11.01   $     8.09    $   10.24   $     9.90$     8.81

Total Return (a)                                                     37.01 %     (20.39)%       4.02 %      13.25 %  (11.36)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                27,799       17,865       18,486       15,205    12,374
    Ratio of Expenses to Average Net Assets                            1.25%        1.25%        1.25%        1.25%     1.15%
    Ratio of Expenses to Average Net Assets,                           1.25%        1.39%        1.25%        1.44%     1.81%
before reimbursement
    Ratio of Net Income to Average Net Assets                          0.75%        0.79%        0.63%        0.70%     0.86%
    Ratio of Net Income to Average Net Assets, before                  0.75%        0.65%        0.63%        0.51%     0.20%
reimbursement
Portfolio Turnover Rate                                                9.16%        9.28%        8.22%        9.17%     0.97%


* commencement of operations (March 2, 1999).
(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.







                               PRIVACY STATEMENT


Commitment to Consumer Privacy
       From our first day of operation, The MP63 Fund, Inc. (the "Fund") has been committed to handling investor information responsibly. We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Fund.

Collection and Disclosure of Shareholder Information
       The Fund collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. We only use such information to enhance, evaluate or modify a consumer's relationship with The Fund to administer shareholder accounts, or to identify specific financial needs and to provide consumers with information about the Fund and related products and services. We do not share or sell personal information about consumers to third parties for their independent use. However, we may share information with companies affiliated with the Fund in order to provide you with information about other products or services that may be of interest to you.

       Consumer information collected by, or on behalf of the Fund generally comes from the following sources:

                    {circle}Account   applications,   other   required   forms,
                          correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Fund;

                    {circle}Transaction history of a shareholder's account; or

                    {circle}Third parties.

       We may disclose consumer information to third parties who are not affiliated with the Fund:

                    {circle}as  permitted  by  law,  for  example  with service providers who maintain or service customer accounts for the Fund or to a shareholder's broker/dealer, or

                    {circle}to perform  marketing  services  on  our  behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information
       We require service providers to the Fund:

                    {circle}to  maintain  policies  and procedures designed  to assure only appropriate access to information about customers of the Fund;

                    {circle}to limit the use of information about  customers of the Fund to the purposes for which the information was disclosed, or as otherwise permitted by law; and

to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Fund.







A Statement of Additional Information ("SAI") containing additional information about the Fund, dated July 1, 2004 is available free of charge. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. The Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. An SAI and/or the Annual and Semi-Annual Reports will be sent to any investor within three (3) business days of the Fund's receipt of a request for one. Such request should be addressed to MP 63 Fund, Inc., C/O: Mutual Shareholder Services, LLC, 8869 Brecksville Rd., Suite C, Brecksville, Ohio 44141-1921. The telephone number for shareholder inquiries and to request copies of the SAI or the Fund's Annual and Semi-Annual Reports is 1-877-MP63FUN (676-3386). Information about the Fund, including the SAI also can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Commission's Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are also available on the EDGAR database or on the Commission's Internet site at http://www.publicinfo@sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


(INVESTMENT COMPANY ACT FILE NO. 811-09053)





6/28/04